UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008
NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York	1-11238	13-3534162
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
919 Third Avenue, New York, New York 10022
(Address of principal executive offices)
(212) 551-0600
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2008 annual meeting of the shareholders of NYMAGIC, INC. (the “Company”), held on May 21, 2008, the shareholders duly approved and adopted a proposal to amend the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan (the “2004 Plan”), to increase the maximum number of shares of common stock issuable under the 2004 Plan from 450,000 shares to 900,000 shares for all awards. Directors, officers, employees and consultants of the Company and its subsidiaries may be granted common stock, options to purchase shares of Common Stock (both incentive stock options, or ISOs, and non-ISOs, though only employees may receive ISOs), stock appreciation rights, restricted stock units, deferred shares and performance units under the 2004 Plan.
The preceding description of the amendment to the 2004 Plan is a summary and is qualified in its entirety by reference to the copy of the 2004 Plan, which is attached as Exhibit A to the Proxy Statement, as filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2008.
Item 7.01. Regulation FD Disclosure.
On May 22, 2008, the Company issued a press release announcing that it had declared a dividend to shareholders of eight cents per share, payable on July 8, 2008 to shareholders of record on June 30, 2008.
The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 8.01. Other Events.
On May 21, 2008, the Company’s Board of Directors (the “Board”) elected Robert G. Simses as its Chairman of the Board (“Chairman”). Mr. Simses has served as a member of the Company’s Board and its executive, finance and underwriting committees since 2001. George Trumbull, the Company’s former Chairman, will continue to serve on the Company’s Board.
A copy of the Company’s press release announcing Mr. Simses’s appointment as Chairman of the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan (previously attached as Exhibit A to the Company’s Proxy Statement filed on Schedule 14A as filed with the SEC on April 11, 2008).

99.1	Press Release, dated May 22, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMAGIC, INC.
By:	/s/ Thomas J. Iacopelli
	Name:	Thomas J. Iacopelli
	Title:	Chief Financial Officer and Treasurer

Date: May 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan (previously attached as Exhibit A to the Company’s Proxy Statement filed on Schedule 14A as filed with the SEC on April 11, 2008).

99.1	Press Release, dated May 22, 2008.